Ticker Symbol By Class
	A	C	I
Miller Convertible Bond Fund	MCFAX	MCFCX	MCIFX
Miller Convertible Plus Fund	-	-	MCPIX
Miller Intermediate Bond Fund	-	-	MIFIX

Supplement dated April 14, 2020 to

the Funds’ Statement of Additional Information dated March 1, 2020

Effective immediately, all references to the ReFlow liquidity program in the Funds’ Statement of Additional Information are removed.

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You should read this Supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information each dated March 1, 2020 which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-441-4434.  The Prospectus and Statement of Additional Information may be obtained by visiting www.MillerFamilyOfFunds.com. You should retain this Supplement for future reference.